-2-
                        SCHEDULE 14A
                       (Rule 14a-101)
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement      [   ]  Confidential,
for Use
                                         of the Commission
Only
                                         (as permitted by
Rule
                                         14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
14a-12

                              ACE*COMM Corporation
      (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

           [    ]  Fee paid previously with preliminary
materials:

           [    ]  Check box if any part of the fee is
offset as
                 provided by Exchange Act Rule 0-11(a)(2) and
                 identify the filing for which the
offsetting
                 fee was paid previously. Identify the
previous
                 filing by registration statement number, or the
                 Form or Schedule and the date of its
filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                    ACE*COMM CORPORATION
                   704 Quince Orchard Road
                Gaithersburg, Maryland 20878


          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       The   Annual  Meeting  of  Stockholders  of  ACE*COMM
Corporation (the "Company"), will be held at ACE*COMM Corporation, 704 Quince Orchard Road, Gaithersburg, MD 20878, on November 19, 1997, at 10:00 a.m. local time for the following purposes:

                     1.    To elect directors to serve until
               their successors are elected and qualify;

                    2.   To consider and act upon a proposal
               to  amend  the  Amended and Restated  Omnibus
               Stock Plan;

                    3.   To consider and act upon a proposal
               to  amend  the  Amended  and  Restated  Stock
               Option Plan for Directors;

                    4.   To consider and act upon a proposal
               to ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending June 30, 1998; and

                    5.   To consider and act upon such other
               business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on October 3, 1997 as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the meeting.

      All stockholders are cordially invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation costs.


                               By  Order  of  the  Board  of
Directors

                              LORETTA L. RIVERS
                              Secretary

October 21, 1997
Gaithersburg, Maryland

                    ACE*COMM CORPORATION
                   704 Quince Orchard Road
                Gaithersburg, Maryland 20878


                       PROXY STATEMENT

               Annual Meeting of Stockholders
                      November 19, 1997


                   SOLICITATION OF PROXIES


      The enclosed proxy is solicited by the Board of Directors of ACE*COMM Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on November 19, 1997 and at any and all adjournments or postponements thereof. It is anticipated that such proxy, together with this Proxy Statement, will be first transmitted to the Company's stockholders on or about October 21, 1997. All shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted. Any proxy given may be revoked at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

      In addition to use of the mails, proxies may be solicited, in person and by telephone, by regular employees of the Company, who will not receive any additional compensation for such solicitation. Any cost of solicitation of proxies will be borne by the Company.

        EQUITY SECURITIES AND CERTAIN HOLDERS THEREOF

      Stockholders of record at the close of business on October 3, 1997, are entitled to vote at the meeting (the "Record Date"). As of the Record Date, the Company had outstanding 8,641,505 shares of ACE*COMM Corporation Common Stock. Stockholders of shares are entitled to one vote for each share held and will vote as a single class on each matter to be considered at the meeting. The presence in person or by proxy of the stockholders entitled to cast a majority of the votes at the meeting is required to constitute a quorum for the transaction of business.

     The following table sets forth certain information with respect to the beneficial ownership of Common Stock for (i) each of the Company's directors and nominees, each of the Company's executive officers named in the Summary Compensation Table below (see "Executive Compensation and Other Information"), and all directors, nominees and executive officers of the Company as a group, and (ii) each person known by the Company to own more than 5% of the Company's Common Stock as of the Record Date, based solely on the contents of Schedules 13D and 13G filed with the Securities and Exchange Commission as of the Record Date.

     "Beneficial ownership" is determined in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 and includes as to each officer of the Company any options to purchase shares of Company Common Stock which are exercisable within 60 days of the Record Date. Except as indicated in the footnotes to this table, the Company believes that the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown beneficially owned by them, subject to community property laws where applicable.

Name and Address(1)     Amounts and Nature      Percent of
                           of Ownership        Outstanding
                                                  Shares
Directors, Nominees and
Officers
George T. Jimenez       2,175,486(2)         24.60%

Gilbert A. Wetzel       16,500(3)            *

Gary P. Golding         2,628(4)             *

Paul G. Casner, Jr.     22,500(5)            *

Thomas V. Russotto      156,368(6)           1.81

S. Joseph Dorr          608,383(7)           7.01

James M. Moore          4,248(8)             *

Jeffrey S. Simpson      1,481(9)             *

All Directors, Nominees 3,025,065(10)        33.85
and  Executive Officers
as a group (9 persons)

Other 5% Stockholders
Amerindo     Investment 1,092,500            12.64
Advisors Inc.
Alberto W. Vilar
Gary A. Tanaka
One Embarcadero Center,
Suite 2300
San          Francisco,
California  94111

CEO Venture Fund II     1,254,246(11)        14.51
2000 Technology Drive
Pittsburgh,
Pennsylvania  15219

___________________
*Less than one percent of stock outstanding.

(1)  Unless otherwise indicated, the address is c/o ACE*COMM
     Corporation, 704 Quince Orchard Road, Gaithersburg,
     Maryland 20878 and the designated owner has voting and investment power with respect to the shares.

(2) Includes 200,605 shares issuable upon the exercise of options. Does not include 950 shares held by his mother-in-law, as to which his wife has voting and investment power and as to which Mr. Jimenez disclaims beneficial ownership.

(3) Includes 9,000 shares issuable upon the exercise of options.

(4)  Does not include shares held by CEO Venture Fund II
     (see note 11).

(5) Includes 9,000 shares issuable upon the exercise of options.

(6) Includes 5,041 shares issuable upon the exercise of options.

(7) Includes 39,441 shares issuable upon the exercise of options.

(8) Includes 1,748 shares issuable upon the exercise of options.

(9) Includes 981 shares issuable upon the exercise of options.

(10) Includes 294,287 shares issuable upon the exercise of options.

(11) Includes 1,254,546 shares held by CEO Venture Fund II, 21,888 shares held by William R. Newlin, 21,888 shares held by James Colker and 2,628 shares held by Gary P. Golding. Colker and Newlin Management Associates II ("CNMA II"), as the general partner of CEO Venture Fund II, exercises voting and investment power with respect to the 1,254,546 shares held by CEO Venture Fund II. Messrs. Colker and Newlin, as managing general partners of CNMA II, exercise shared voting and investment power with respect to these shares and Messrs. Golding, E.R. Yost and G.F. Chatfield, as general partners of CNMA II, exercise shared investment power with respect to these shares. CNMA II and Messrs. Colker, Newlin, Golding, Yost and Chatfield disclaim beneficial ownership of the shares held by CEO Venture Fund II other than to the extent of its or his individual partnership interest.

                    ELECTION OF DIRECTORS

      Two  directors are to be elected at the  meeting.
The Board of Directors has nominated the persons named below for election as Class I directors.

          Gilbert A. Wetzel
          Gary P. Golding

     The directors are divided into three classes, denominated as Class I, Class II, and Class III, with the terms of office of each Class initially expiring at the 1997, 1998 and 1999 annual meetings of stockholders, respectively. At each annual meeting following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term to expire at the third succeeding annual meeting of stockholders after their election. The directors were initially divided into classes as follows: Class I: Gary P. Golding and Gilbert A. Wetzel; Class II: Paul G. Casner, Jr.; Class III: George T. Jimenez. There are no family relationships among any of the Company's directors and executive officers.

      Shares represented by the enclosed proxy are intended to be voted, unless authority is withheld, for the election of Gilbert A. Wetzel and Gary P. Golding, who currently serve as Class I directors, at the Annual Meeting of Stockholders to be held on November 19, 1997. Messrs. Wetzel and Golding each has consented to the nomination and has informed the Company that he will be available to serve as a director. The other members of the Board of Directors who are not currently standing for election continue to be available to serve. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion.

     The Board of Directors recommends a vote FOR each of the nominees for director.


                    Direct  Class
Name          Age     or     of     Recent Business Experience
                    Since  Directo
                              r

George T.       61   1983    III    Chief Executive Officer of
Jimenez                             the Company, since 1996,
                                    and President and Treasurer
                                    of the Company since 1983.

Paul G.         59   1983    II     President of DRS Electronic
Casner, Jr.                         Systems Group, a division
                                    of DRS Technologies, Inc.,
                                    a defense electronics
                                    corporation, since 1994;
                                    and Chairman and Chief
                                    Executive Officer of
                                    Technology Applications &
                                    Service Company from March
                                    1991 to September 1993.

Gary P.         40   1991     I     General Partner of the CEO
Golding                             Venture Fund II since 1989.

Gilbert A.      65   1992     I     Executive Vice President,
Wetzel                              Right Management
                                    Consultants, an
                                    international human
                                    resources consulting firm,
                                    since 1994; retired
                                    Chairman and Chief
                                    Executive Officer of Bell
                                    of Pennsylvania and Diamond
                                    State Telephone and founder
                                    and retired Chief Executive
                                    Officer of Geographic
                                    Business Publishers, Inc.


      Information as to the directors' beneficial ownership of Common Stock is set forth above, under "Equity Securities and Certain Holders Thereof."

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee oversees actions taken by the Company's independent auditors, recommends the engagement of auditors and reviews any internal audits the Company may perform. The current members of the Audit Committee are Messrs. Golding, Wetzel and Casner. The Audit Committee did not meet during fiscal 1997. The Compensation Committee reviews the compensation of executives of the Company, makes recommendations to the Board of Directors with respect to standards for setting compensation levels and administers the Company's Amended and Restated Omnibus Stock Plan (the "Stock Plan"). The current members of the Compensation Committee are Messrs. Golding, Wetzel and Casner, none of whom is employed by the Company. The Compensation Committee met three times during fiscal 1997.

     During  fiscal  year 1997, the Board of Directors  held
six  meetings.   All of the Directors were in attendance  at
each of the Board meetings and each of the Committee meetings of which he was a member.

     Directors are reimbursed for their travel expenses in attending Board and Committee meetings. In fiscal 1997, the directors received no cash compensation for their services as director. On August 5, 1996, each of the Company's current non-employee directors (other than Mr. Golding) was granted an option to purchase 4,500 shares of the Company's Common Stock for each year such director was elected to serve, at an exercise price of $7.00 per share, pursuant to the Company's Amended and Restated Stock Option Plan for Directors (the "Directors' Stock Plan"). Accordingly, in August 1996, Messrs. Wetzel and Casner received options to purchase 4,500 and 9,000 shares of Common Stock, respectively. Each option becomes exercisable in equal installments of 4,500 shares on each anniversary of the date of grant, provided that the option holder still serves as a director on such date or, if he ceases to be a director (other than by reason of termination for cause) within 45 days prior to such date, he has served as a director for at least 12 consecutive months as of such date. Each option expires upon the earlier of five years from the date of grant, the expiration of six months following death, resignation or removal other than for cause, or upon removal of a director for cause.

     For fiscal 1998, following a review of director compensation by an independent consulting firm, the Board approved changes to the compensation of directors.
Effective as of July 1, 1997, the Board approved an annual payment to each director of $8,000 for fiscal 1998 and $12,000 for fiscal 1999 and for each fiscal year thereafter, payable quarterly. In addition, upon his election or appointment to serve as a director each such director would receive an option to purchase 3,000 shares of the Company's Common Stock for each year such director is elected or appointed to serve, at an exercise price equal to the fair market value on the date of grant, pursuant to the Directors' Stock Plan as proposed to be amended. If the stockholders approve the amendment of the Directors' Stock Plan, as proposed, and if they are reelected to serve as directors, Messrs. Golding and Wetzel would each be granted on the  date of the Annual Meeting an option to purchase  9,000 shares of Common Stock.

        EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report

     The Company's officer compensation policy is to offer a package including a competitive salary, an incentive bonus based upon achievement of the Company's financial objectives and of individual performance goals, and competitive benefits. The Company also encourages broad-based employee ownership of Company stock through a stock option program in which key employees are eligible to participate.

      The Company's compensation policy for officers is similar to that for other employees, and is designed to promote continued performance and attainment of corporate and personal goals.

      The Compensation Committee of the Board of Directors (comprised entirely of non-employee directors) reviews and approves individual officer salaries, bonus plan financial performance goals, bonus plan allocations, and stock option grants. The Committee also reviews guidelines for compensation, bonus, and stock option grants for all employees. In fiscal 1997, the Compensation Committee asked an independent consulting firm to review the compensation of its executives and to assist the Committee in more formally articulating and refining its compensation guidelines. As a result of these discussions, the Company modified its compensation structure. In addition, the Committee adopted changes to the Company's compensation structure in 1997 based on the following principles: (i) enable the Company to attract highly qualified executives and management talent from within the telecommunications and other relevant industries, (ii) retain top performers and ensure future management continuity, (iii) reward achievement of the Company's strategic goals and financial targets, and (iv) provide compensation that is consistent with marketplace competitiveness for companies of similar size, Company and individual performance, and stockholder returns.

      Officers of the Company are paid salaries in line with their responsibilities and experience. These salaries are structured to be within the range of salaries paid by competitors in the telecommunications and other relevant industries. Competitors selected for salary comparison purposes may differ from the companies included in the comparative performance indexes in the Performance Graph below.

      Officers also participate in a bonus plan. Each officer other than the Chief Executive Officer is eligible to receive a discretionary bonus of up to 10% of base salary based upon achievement of certain performance goals established for each individual. Officers are also eligible for financial performance bonuses of up to a pre-determined 70-85% of base salary, with amounts payable based on a graduated formula which takes into account predetermined corporate revenue and pre-tax income goals and, in the case of officers with divisional profit and loss responsibility, cash flow, divisional revenue and operational profit goals. The maximum total bonus under the Executive Bonus Plan is 95% of base salary. Under a deferral plan (the "Bonus Deferral Plan"), the Compensation Committee has the right to cause deferral of the payment of any or all of the bonus to which the officer otherwise would be entitled, except such portion as is attributable to achievement of cash flow targets. Deferred bonuses are payable to the extent vested, on the October 1 which follows the third anniversary of the end of the fiscal year for which the bonus was awarded, or earlier termination of employment. One third of the deferred amount vests on October 1 which follows the first anniversary of the end of the fiscal year with respect to which the bonus was payable, and one third each vests on the second and third October 1 thereafter, provided that the employee remains in the employ of the Company as of such vesting date, and subject to acceleration under certain circumstances, including a change of control or termination of the employee by the Company without cause (as defined in the plan). Pursuant to the terms of the Bonus Deferral Plan, the Compensation Committee elected to defer payment of all bonuses otherwise payable to executive officers for fiscal 1997 performance.

     Stock option grants to officers are designed to promote success by aligning the officers' financial interests with long-term stockholder value and by providing an incentive for individual long-term performance and the achievement of short-term financial performance of the Company. Grants of stock options are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants. Generally, officers are granted options which vest six to eight years from the date of grant, subject to earlier vesting based on a graduated formula which takes into account predetermined corporate revenue and pre-tax income goals and, in the case of officers with divisional profit and loss responsibility, cash flow, divisional revenue and operational profit goals. Options which vest on an accelerated basis become exercisable over three years, provided that the officer remains in the continuous employ of the Company. In fiscal 1997, certain additional options were granted to officers, which will become exercisable three years from the date of grant if the officer remains employed by the Company during such period.

      As noted above, the Company's compensation policy is based primarily upon the practice of pay-for-performance.
Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to Named Executive Officers. The Committee currently believes that the Company should be able to continue to manage its executive compensation program for Named Executive Offers so as to preserve the related federal income tax deductions.

       The Compensation Committee annually reviews and approves the compensation of George Jimenez, the Chief
Executive Officer. Mr. Jimenez participates in the bonus plan, with his bonus tied to corporate revenue and pre-tax income goals, but he does not participate in the individual performance portion of the plan. His maximum possible bonus for fiscal 1997 was 70% of his base salary. In fiscal 1997, Mr. Jimenez was also awarded a one-time bonus for his exceptional performance in connection with the Company's initial public offering ("IPO") of Common Stock in August 1996. The Committee elected to defer, under the Bonus Deferral Plan, bonuses payable for 1997 performance and with respect to the IPO for Mr. Jimenez, as for all other executive officers. In 1997, Mr. Jimenez received options to purchase stock for performance in fiscal 1996, pursuant to the Company's previously existing compensation program. Under the Company's new option grant program, Mr. Jimenez received options which vest based on performance in fiscal 1997, a portion of which vested as of October 1, 1997, certain of which generally will become exercisable over three years and others of which generally will become exercisable three years from the date of grant. The Committee believes Mr. Jimenez is paid a reasonable salary, and his regular bonus and option grants are based on the same corporate financial goals as for the other corporate officers of the Company. In addition, Mr. Jimenez is a significant stockholder in the Company, and to the extent his performance as CEO translates into an increase in the value of the Company's stock, all stockholders, including Mr. Jimenez, share the benefits.

                         COMPENSATION COMMITTEE

                         Paul G. Casner, Jr.
                         Gary P. Golding
                         Gilbert A. Wetzel

Cash Compensation

     Cash compensation paid or accrued for services in all capacities for 1995, 1996 and 1997 fiscal years for the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company during such years (the "Named Executive Officers") is set forth in the following table.



                 Summary Compensation Table

                                              Long-Ter
                                                 m
                   Annual Compensation(1)     Compensa
                                                tion
                                               Awards

      Name       Fisc  Salar   Bonus   Other   Number    All
      and         al     y             Annua     of     Other
   Principal     Year                    l     Shares   Compen-
    Position                           Compe  Underlyi  sation
                                        n-       ng      (4)
                                       satio  Options(
                                       n(2)      3)
George T.        1997  $190,  $173,11  --     32,637    15,046
Jimenez          1996  000    4(5)     --     71,384    15,778
President, Chief 1995  158,0  54,079   --     33,413    15,592
Executive              00     22,563
Officer and            150,0
Chairman of the        00
Board
Thomas V.        1997  145,0  84,970   --     26,922    4,420
Russotto               00
Vice President   1996  121,0  67,601   --     69,071    5,851
of               1995  00     22,563   --     22,783    5,789
TEL*COMM               110,0
Division               00
S. Joseph Dorr   1997  128,2  65,362   --     19,704    4,088
                       00
Vice President   1996  120,0  37,281   --     36,753    4,562
of               1995  00     8,000    --     0         4,508
NET*COMM               116,0
Division               00
James M. Moore   1997  132,2  52,486   $26,2  16,691    0
                       00              55
Vice President   1996  129,0  0        --     81,000    0
of Marketing           00
                 1995  --     --       --     --        --

Jeffrey S.        1997  122,2  48,515   --     11,477    0
Simpson          1996  00     --       --     --        --
Vice President   1995  --     --       --     --        --
of Finance             --

(1) Includes salary deferrals under the Company's 401(k) plan and bonus amounts deferred by the Compensation Committee under the Bonus Deferral Plan, vesting over three years (subject to acceleration in the event of termination without cause, or death, disability or change of control) and payable to the extent vested on the earlier of October 1, 2000, or the termination of the officer's employment with the Company.

(2)    Comprises  certain  relocation  expenses.   Does  not
include perquisites and personal benefits aggregating less than 10% of the officer's salary and bonus.

(3) In fiscal 1996, includes options granted in fiscal 1997 for performance in fiscal 1996, based on the Company's previously existing compensation program.

(4) Consists of Company contributions to the Company's 401(k) plan on behalf of each Named Executive Officer and amounts paid in connection with a life insurance policy for Mr. Jimenez and disability insurance policies for certain Named Executive Officers as follows: (i) Mr. Jimenez, $3,875 for the 401(k) plan, $6,975 for life insurance and $4,196 for disability insurance; (ii) Dr. Russotto, $3,154 for the 401(k) plan and $1,266 for disability insurance, and
(iii) Mr. Dorr, $2,996 for the 401(k) plan and $1,092 for disability insurance.

(5) Includes one-time cash bonus of $75,000 for performance in connection with the Company's initial public offering of stock, payment of which was deferred (See note (1)).

Option Grants

      The  following table shows, as to the Named  Executive
Officers, the options to purchase Common Stock granted by the Company in fiscal 1997.

              Option Grants in Last Fiscal Year

                       Individual Grants

               Number   Percentag                    Potential
                 of       e of                    Realizable Value
               Shares     Total   Exerci          at Assumed Rates
              Underlyi   Options    se   Expirat   of Stock Price
 Name            ng      Granted  Price    ion    Appreciation for
               Options     to      Per     Date    Option Term(1)
               Granted  Employees Share
                        in Fiscal                   0%     5%
                          1997                    10%
                                                  <C
                                                  >
George T.     71,384(2) 9.59%     $7.00  8/13/01  $0 $138,  $305,
 Jimenez      24,087(3) 3.23      11.875 4/24/07  0  057    095
              8,550(4)  1.15      11.875 4/24/07  0  179,8  455,8
                                                     82     71
                                                     63,85  161,8
                                                     1      17
Thomas V.     61,727(2) 8.29      7.00   8/13/01  0  119,3  263,8
 Russotto     7,344(2)  0.99      14.75  1/27/02  0  80     21
              20,748(3) 2.79      11.875 4/24/07  0  29,92  66,13
              6,174(4)  0.83      11.875 4/24/07  0  7      3
                                                     154,9  392,6
                                                     46     77
                                                     46,10  116,8
                                                     7      49
S. Joseph     31,569(2) 4.24      7.00   8/13/01  0  61,05  134,9
 Dorr         5,184(2)  0.70      14.75  1/27/02  0  4      26
              13,935(3) 1.87      11.875 4/24/07  0  21,12  46,68
              5,769(4)  0.77      11.875 4/24/07  0  5      2
                                                     104,0  263,7
                                                     67     34
                                                     43,08  109,1
                                                     3      84
James M.      11,733(3) 1.58      11.875 4/24/07  0  87,62  222,0
 Moore        4,958(4)  0.67      11.875 4/24/07  0  2      59
                                                     37,02  93,83
                                                     6      5

Jeffrey S.    6,894(3)  0.93      11.875 4/24/07  0  51,48  130,4
 Simpson      4,583(4)  0.62      11.875 4/24/07  0  4      76
                                                     34,22  86,73
                                                     6      8
____________________________

(1) Amounts are based on the 0%, 5%, and 10% annual compounded rates of appreciation of the Common Stock price, prescribed by the Securities and Exchange Commission, and are not intended to forecast future appreciation of the Company's Common Stock. The prices of the Common Stock, assuming such annual compounded rates of appreciation over the term of the option, would be as follows:

     Exercise price Term of Option 0%        5%             10%
     $  7.000       5 years        $0        $  8.934       $11.274
       14.750       5 years         0          18.825        23.765
       11.875       10 years        0          19.343        30.801

(2)  Options  granted under previously existing compensation program  in  fiscal  year 1997  for  fiscal  year  1996
     performance, exerciseable in full, for a term of five years from the date of grant.

(3) Option granted pursuant to the Company's current bonus plan, subject to vesting in full or in part as of 10/1/97, based on the Company's achievement of previously-established performance targets for fiscal year 1997. Option shares vested as of 10/1/97 become exercisable in one-third increments as of 10/1/97, 10/1/98 and 10/1/99, provided that the officer is then employed by the Company (or sooner, under certain circumstances such as a change of control of the Company). One-third of any option shares not vested as of 10/1/97 will become exercisable on each of 4/24/03, 4/24/04, and 4/24/05, provided that the officer is then employed by the Company.

(4) Option granted pursuant to the Company's current bonus plan, subject to vesting in full or in part as of
     10/1/97, based on the Company's achievement of previously established performance targets for fiscal year 1997. Option shares vested as of 10/1/97 become exercisable in full on 4/24/00, provided that the officer is then employed by the Company (or sooner, under certain circumstances such as a change of control of the Company). One-third of any option shares not vested as of 10/1/97 will become exercisable on each of 4/24/03, 4/24/04, and 4/24/05, provided that the officer is then employed by the Company.

     Fiscal 1997 Stock Option Exercises and Year-End Option ValuesThe following table shows, as to the Named Executive
Officers, the information concerning exercises of stock options in the last fiscal year and 1997 fiscal year-end option values.

   Fiscal 1997 Stock Option Exercises and Year-End Option
                           Values



                  Share           Number of Shares
                    s                Underlying         Value of
                  Acqui   Value      Unexercised       Unexercised
    Name           red  Realized     Options at       In-the-Money
                   on      (1)         Fiscal          Options at
                  Exerc               Year-End        Fiscal Year-
                   ise                                   End(2)
                                  Exercisable/Unexe Exercisable/Unex
                                      rcisable          ercisable
   George T.      6,741   $83,027  247,595   32,637 $4,274,  $252,937
    Jimenez                                             340
   Thomas V.      138,6  1,742,91        0   26,922       0   208,646
    Russotto         59         8
   S. Joseph Dorr 120,5  1,805,07   36,753   19,704 423,831   152,706
                     55         2
   James M. Moore     0         0        0   97,691       0  1,151,98
                                                                    1
   Jeffrey S.         0         0        0   11,477       0    88,947
    Simpson
___________

(1) Value realized represents the positive spread between the respective exercise prices of the exercised options and the fair market value per share on the respective dates of exercise.

(2)  Value for "in-the-money" options represent the positive
     spread  between  the  respective  exercise  prices   of
     outstanding options and the market price on June 30, 1997.

Employment Agreements and Change in Control Arrangements

      The Company currently has no employment contracts with any of the Named Executive Officers, and the Company has no compensatory plan or arrangement with such Named Executive Officers where the amounts to be paid exceed $100,000 and which are activated upon resignation, termination or retirement of any such executive officers upon a change in control of the Company.

Performance Graph

      In accordance with current Securities Exchange Act of 1934 regulations, the following performance graph compares the performance of the Company's Common Stock to the Nasdaq Stock Market Index and to the Nasdaq Telecommunications Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at August 14, 1996 and that all dividends were reinvested. The measurement period is limited to that period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934 (i.e., since the initial public offering).

    SECTION 16A BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Mr. Casner filed a Form 4 one day late reporting a single transaction. Messrs. Moore and Simpson each filed a Form 4 late each reporting a single transaction.

                    CERTAIN TRANSACTIONS

     In connection with the purchase of certain assets by the Company at its inception, Mr. Jimenez, the Company's President, loaned $150,000 to the Company to assist in financing the acquisition. The note bore interest at the federal short-term rate established periodically by the U.S. Treasury. Principal was payable upon demand and interest was paid quarterly. The outstanding loan balance was paid entirely out of proceeds of the Company's initial public offering in August 1996.

      In fiscal 1997, the Company loaned to Messrs. Russotto and Moore $232,000 and $133,000, respectively, for interim housing financing and relocation expenses, respectively. The notes bear interest at 5.9% per annum. Mr. Russotto's note was repaid in full on June 24, 1997. Mr. Moore's note is due and payable on May 14, 1998.

        PROPOSAL TO AMEND THE AMENDED AND RESTATED OMNIBUS
                         STOCK PLAN

     The Board of Directors finds it desirable to amend the Company's Amended and Restated Omnibus Stock Plan (the "Stock Plan"), to expand the number of shares issuable pursuant to options granted under the plan. The Board of Directors has approved and recommends that the stockholders approve the amendment to the Plan. The maximum number of shares of Common Stock in respect of which stock-based awards may be granted under the Stock Plan will be increased from 2,200,000 to 3,200,000. The shares of Common Stock to be delivered under the plan are available from the authorized but unissued shares of Common Stock.

     A copy of the Stock Plan is attached as an exhibit hereto and the description set forth below is qualified in its entirety by reference to such Plan.

     The Stock Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), upon which no director who is an officer of the Company may serve, and which comprises only Directors who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees of the Company, including employee directors, are eligible to participate in the Stock Plan. The Committee's determinations of which eligible individuals are granted awards and the terms thereof are based on each individual's present and potential contribution to the success of the Company.

     Stock options may be granted under the Stock Plan at the discretion of the Committee and subject to such terms
and                                               conditions
determined by the Committee and set forth in a grant agreement. Options granted under the Stock Plan may be either nonqualified options or incentive stock options. The Committee has discretion to fix the exercise price of such options at a price not less than 100% of the fair market value of the underlying shares of Common Stock at the time of grant thereof. The closing price of the Common Stock on October 14, 1997 was $19.88. The Committee has broad discretion as to the terms and conditions upon which options shall be exercisable, but under no circumstances will an incentive stock option have a term exceeding 10 years from date of grant.

     The option exercise price may be satisfied in cash or, in the discretion of the Committee, by exchanging shares of Common Stock owned or surrendered by the optionee, by a combination of cash and shares of Common Stock or by such other means as the Committee may prescribe. The ability to pay the option exercise price in shares of Common Stock would, if permitted by the Committee, enable an optionee to engage in a series of successive stock-for-stock exercises of an option (sometimes referred to as "pyramiding") and thereby fully exercise an option with little or no cash investment. The Company also may make or guarantee loans to optionees to assist optionees in exercising stock options.

     The terms of an option may provide for the automatic grant of a new award, exercisable for not more than the number of shares tendered when the exercise price of the option and/or related tax obligation is paid by tendering shares of Common Stock (sometimes referred to as "reload options"), subject to certain limitations set forth in the Stock Plan.

     Incentive stock option awards under the Stock Plan must comply with Section 422 of the Code. Incentive stock option awards made to an optionee who owns more than 10% of the outstanding stock of the Company must have an exercise price that is not less than 110% of the fair market value of the underlying shares on the date of grant, a term not exceeding five years, and the aggregate fair market value of shares of Common Stock with respect to which all incentive stock options first become exercisable by an optionee in any calendar year shall either not exceed $100,000 or be treated as non-qualified options.

     The Committee also may grant stock appreciation rights. Upon the exercise of a stock appreciation right with respect to a share of Common Stock, a participant would be entitled to receive the excess of the fair market value of such shares over the base price of such right, which is specified by the Committee upon grant and may not be less than 100% of the fair market value of the underlying shares at the date of grant. The Committee has the authority to determine whether the value of a stock appreciation right is paid in cash or shares of Common Stock or a combination of both.

     The Committee also has discretion to make contingent grants of performance shares which will be earned to the extent performance goals established by the Committee are achieved over a period of time specified by the Committee. The Committee will have discretion to determine the value of each performance share, to adjust the performance goals as it deems equitable to reflect events affecting the Company or changes in law or accounting principles or other factors, and to determine the number of performance shares which have been earned based on performance relative to such performance goals. The value of performance shares that are earned may, in the discretion of the Committee, be paid in the form of cash, shares of Common Stock, or a combination of both.

     Awards of stock under the Stock Plan will be made at the discretion of the Committee and may be subject to forfeiture and restrictions on transfer. In general, a participant who has been granted restricted stock will from the date of grant have the benefits of ownership in respect of such shares, including the right to vote such shares and to receive dividends and other distributions thereon, subject to the restrictions set forth in the Stock Plan and in the instrument evidencing such award. The shares of restricted stock will be held by the Company, or by an escrow agent designated by the Company, during the restricted period and may not be sold, assigned, transferred, pledged, or otherwise encumbered until the restrictions have lapsed. The Committee has authority to determine the duration of the restricted period and the conditions under which stock may be forfeited, as well as the other terms and conditions of such awards.

     The Stock Plan also authorizes the Committee to grant to participants awards that are valued in whole or in part by reference to, or are otherwise based on, the value of shares of Common Stock ("Stock Unit Awards"). The Committee has discretion to determine the participants to whom Stock Unit Awards are to be made, the times at which such awards are to be made, the size of such awards, and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements. The provisions of the Stock Unit Awards will be subject to such rules and regulations as the Committee shall determine at the time of grant.

     Any award under the Stock Plan may provide that the participant has the right to receive currently or on a deferred basis dividends or dividend equivalents and/or other cash payments in addition to or in lieu of such award, all as the Committee shall determine.

If the Committee determines that any stock split, stock dividend or other distribution (whether in the form of cash, securities, or other property), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares at a price below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits intended under the Stock Plan, then the Committee has discretion to make
(i) equitable adjustments (a) in the number and kind of shares that may be the subject of future awards under the Stock Plan or (b) the number and kind of shares (or other securities or property) subject to outstanding awards and
the        respective        grant        of        exercise
prices thereof and/or, (ii) if appropriate, to provide for the payment of cash to a participant.

     The Committee has broad discretion as to the specific terms and conditions of each award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement, or other termination of employment of the participant and the effect, if any, of a change in control of the Company. The terms of each award are to be evidenced by a written instrument delivered to the participant. The awards authorized under the Stock Plan are subject to applicable tax withholding by the Company which may be satisfied by the withholding of shares issuable under the Stock Plan.

     No award may be granted under the Stock Plan after the tenth anniversary of the effective date of the Stock Plan.

     The Stock Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement.

     The Stock Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

     Special rules apply to a participant who is subject  to
Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in shares of Common Stock previously owned by the optionee rather than in cash.

     Counsel has provided the Company with the following brief summary of the Federal income tax consequences under the Code as currently in effect with respect to
(i) incentive stock options, (ii) non-qualified stock options and (iii) restricted stock awards:

     (i) Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. If there were no disposition of the option shares until more than two years after the option is granted and more than one year after the option is exercised, the gain or loss realized by the optionee on the sale of such shares would be eligible for capital gain or loss treatment, and the Company would not be entitled to any income tax deduction by reason of the grant or exercise of the option. Recently enacted federal income tax legislation applies preferential tax rates to capital gains arising with respect to capital assets held for longer than twelve months, eighteen months or five years prior to sale on exchange. If the option shares were disposed of in a sale, exchange, gift or other "disqualifying disposition" prior to the expiration of the two-years-from-grant/one-year-from-exercise holding period, generally (a) the optionee would realize taxable ordinary income in the year of such disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise of the option over the option price thereof (except that, if
the        disposition       is       a       sale        or
exchange of the type on which a loss, if sustained, would be recognized to such optionee, ordinary income would be realized by such optionee in an amount equal to only the gain realized on such sale or exchange if such gain is less than such excess) and would realize capital gain on the balance of the gain, and (b) the Company generally would be entitled to a deduction for such year in the amount of the ordinary taxable income to the optionee.

     (ii) Non-Qualified Options. No taxable income is realized by the optionee upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the shares at the time of exercise over the option price of such shares would be treated as compensation. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Any amounts treated as compensation
(a) would be taxable at ordinary income tax rates in the year of exercise, (b) would be subject to withholding for Federal income tax purposes, and (c) generally would be an allowable income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of a non-qualified option would be equal to the option price paid for the shares plus any amounts treated as compensation. An optionee would generally be entitled to capital gain treatment on the difference between his tax basis and the sale price of the shares acquired upon exercise if holding period requirements are satisfied.

     (iii) Restricted Stock Awards. No income would be realized by an employee in connection with the grant of a restricted stock award. When the restrictions lapse, the employee would be required to include as taxable ordinary income the fair market value of such shares at the time the restrictions lapse. The Company would be entitled to a deduction for Federal income tax purposes equal to the amount so included in such employee's income. An employee may, by making a Section 83(b) election within 30 days after the transfer of stock, choose to recognize income upon the grant of a restricted stock award. Any appreciation in the stock  value  after  the grant date  will  be  eligible  for capital gain treatment upon the subsequent sale of the stock. However, if the stock is forfeited later, the loss deduction allowable is limited to the price paid for the stock (if any) minus any amounts received upon such forfeiture.

     (iv) Payment of Withholding Taxes. The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any Federal, state and local withholding tax requirements. The Committee may permit a participant to satisfy a tax withholding requirement on exercise of an option by delivery to the Company of shares of its Common Stock owned by the participant, including shares the participant is entitled to receive upon exercise of the option.

     (v) Code Section 162(m). Section 162(m) of the Code limits the tax deduction available for compensation paid to the Company's five most highly-compensated individuals in excess of $1,000,000. To the extent practicable, awards under the Stock Plan to designated executives will qualify as "performance-based" compensation which is excluded from the Section 162(m) cap on deductibility. Stock options and stock appreciation rights issued under the Stock Plan are expected to be fully deductible as performance-based.

     (vi) Other. To the extent payments which are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

     The foregoing discussion summarizes the Federal income tax consequences of the Stock Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the Stock Plan.

      No additional benefits have been granted under the Stock Plan pending stockholder approval of the amendment of the plan.

      The Board of Directors recommends a vote FOR the proposal to amend the Amended and Restated Omnibus Stock
Plan.

     PROPOSAL TO AMEND THE AMENDED AND RESTATED STOCK OPTION
                     PLAN FOR DIRECTORS

     The Board of Directors finds it desirable to amend the Company's Amended and Restated Stock Option Plan for
Directors (the "Directors' Stock Plan"), to reduce the number of shares issuable pursuant to options granted under the plan and to make certain other changes, including the effect of a change of control of the Company. The Board of Directors has approved and recommends that the stockholders approve the amendments to the Plan. Under the plan, the Directors currently are eligible to receive options for 4,500 per year, upon election. Under the plan as proposed to be amended, the number of shares would be reduced to 3,000. The shares of Common Stock to be delivered under the plan are available from the authorized but unissued shares of Common Stock.

     A copy of the Directors' Stock Plan is attached as an exhibit hereto and the description set forth below is qualified in its entirety by reference to the plan.

      The Directors' Stock Plan is a formula plan, in which only non-employee Directors, who have been approved by the Chairman of the Board for participation are eligible. An eligible non-employee Director who is elected (or re-elected) by the stockholders or appointed by the Board to serve as a Director on or after July 1, 1997, shall receive an option to purchase 3,000 shares of Common Stock, multiplied by the number of years for which such Director has then been elected or appointed to serve, which option shall be granted as of the date on which such Director has been elected, reelected or appointed, as the case may be. The number of years in a Director's term of office shall be rounded to the nearest whole number of years. The exercise price of each option granted under the plan shall be equal to the fair market value per share of the Common Stock on the date of grant of the option.

      Each option granted under the Directors' Stock Plan shall become exercisable in equal installments of 3,000 shares (in the case of options granted on or after July 1, 1997) upon each successive anniversary of the date on which such option was granted (the "Vesting Date"), provided that:
(i) the holder still serves as a Director on such Vesting Date; or (ii) in the event of the expiration or termination of the holder's term of office (other than by reason of his or her removal for cause) within 45 days prior to such Vesting Date, such holder has served as a Director for at least twelve consecutive months as of the date of the expiration or termination of his or her term of office. All or any part of an exercisable, but unexercised, installment shall be exercisable at any time thereafter, except to the extent the option has terminated or expired.

      Each option shall expire and terminate, to the extent not then exercised, upon the earliest of: (1)the expiration of five years following the date of grant of such option; or
(2) the expiration of six months following the optionee's death, resignation, or removal as a Director for any reason other than for cause; or (3) the removal of the optionee as a Director for cause.

     To exercise an option in whole or in part, the optionee shall give written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares as to which the option is being exercised, accompanied by payment in full of the option Price for such shares in cash. Not less than 500 shares may be purchased at any one time unless the number purchased is the total number purchasable under the option. Options are transferable only by will or the laws of descent and distribution.

      In the event of a stock split, stock dividend, reclassification, reorganization, or other capital adjustment of shares of Common Stock of the Company, the number of shares of Common Stock covered by each outstanding option, and the exercise price per share for each such option, shall be proportionately adjusted without any change in the aggregate option Price.

      In the event of any proposed change in control of the Company (as defined in the plan), the Company shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of options, which action may include, but without limitation, any one or more of the following:
(i) acceleration or change of the exercise dates of any option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option; and (iii) in any case where equity securities other than Common Stock of the Company are proposed to be delivered in exchange for or with respect to Common Stock of the Company, arrangements providing that any option shall become one or more options with respect to such other equity securities.

      In the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth
in        this        Plan       or       any        option:

(i) each holder shall have the right to exercise his option, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Company may make arrangements with the holders for the payment of appropriate consideration to them for the cancellation and surrender of any option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Company may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the holder to liability under Section 16(b) of the Exchange Act. Any option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

      No options may be granted after July 1, 2000. The Board may amend, revise, suspend or discontinue the Plan, from time to time, provided that no amendments may be made within six months of the last date the Plan was amended by the Board, except as required to comply with ERISA or the Internal Revenue Code, and no amendment may be made without approval of the stockholders, unless such approval is not required to comply with Rule 16b-3 of the Securities Exchange Commission, or any successor provision.

     Counsel has provided the Company with the following brief summary of the Federal income tax consequences under the Code as currently in effect:

     No taxable income is realized by the optionee upon the grant of an option. On exercise, the excess of the fair market value of the shares at the time of exercise over the option price of such shares would be treated as compensation. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Any amounts treated as compensation (a) would be taxable at ordinary income tax rates in the year of exercise, (b) would be subject to withholding for Federal income tax purposes, and
(c) generally would be an allowable income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of a non-qualified option would be equal to the option price paid for the shares plus any amounts treated as compensation. An optionee would generally be entitled to capital gain treatment on the difference between his tax basis and the sale price of the shares acquired upon exercise, provided that the required holding periods are satisfied.

     The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any Federal, state and local withholding tax requirements.

     The foregoing discussion summarizes the Federal income tax consequences of the Directors' Stock Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the Directors' Stock Plan.

      If the Directors' Stock Plan is approved by the stockholders, Messrs. Golding and Casner each will be granted an option to purchase 9,000 shares exercisable at the fair market value of the Common Stock on the date of the Stockholders' Meeting.

      The Board of Directors recommends a vote FOR the proposal to amend the Amended and Restated Stock Option Plan for Directors.

              SELECTION OF INDEPENDENT AUDITORS

      Price Waterhouse LLP served as independent auditors of the Company for its fiscal year ended June 30, 1997. Price Waterhouse LLP will serve as the independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders. If the appointment is not ratified, the Board of Directors will appoint another firm as the Company's independent auditor for the year ending June 30, 1998. The Board of Directors also retains the power to appoint another independent auditor for the Company to replace an auditor ratified by the stockholders in the event that the Board of Directors determines that the interests of the Company require such a change.

     The affirmative vote of a majority of the votes cast at the meeting shall be required to ratify the appointment of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending June 30, 1998.

      Price Waterhouse LLP is not presently expected to have a representative present at the meeting and, therefore, will not make a statement or respond to questions at the meeting.

      The Board of Directors recommends a vote FOR the appointment of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending June 30, 1998.

              VOTE REQUIRED TO APPROVE MATTERS

      The presence in person or by proxy of shareholders entitled to cast a majority of the votes at the Annual Meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. Proxies marked with abstentions, broker non-votes (i.e., proxies from brokers or nominees marked to indicate that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to the vote on a particular matter with respect to which the brokers or nominees do not have discretionary power to vote), and stockholders present at the meeting who abstain from voting, will be treated as present for purposes of determining the presence of a quorum.

     The election of directors requires a plurality of votes cast at the Annual Meeting. The amendment to the Stock Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The amendment to the Directors' Stock Plan requires the affirmative vote of holders of a majority of the shares present in person or by proxy and entitled to vote. The ratification of the appointment of Price Waterhouse LLP as independent accountants of the Company requires the affirmative vote of a majority of the votes cast at the meeting. Any abstentions or broker non-votes will be disregarded for purposes of determining approval of the aforementioned matters, with the exception of the approval of the Directors' Stock Plan with respect to which abstentions will have the effect of a vote against the proposal.

      There is no reason to believe that any other business will be presented at this Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment.

    STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING OF
                        STOCKHOLDERS;
                   ADDITIONAL INFORMATION

      Stockholder proposals to be presented at the 1998 Annual Meeting of Stockholders must be received at the Company's executive offices at 704 Quince Orchard Road, Gaithersburg, Maryland 20878 by June 23, 1998 in order to be included in the Company's proxy statement relating to that meeting.

      The Company will provide to a stockholder without charge a copy of the Company's Annual Report on Form 10-K for the most recent fiscal year, upon written request to the Secretary, at the Company's address set forth above.

       OTHER MATTERS THAT MAY COME BEFORE THE MEETING

      As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the meeting. If, however, any other business shall come properly before the meeting, the proxy holders intend to vote the proxies in accordance with their best judgment.

                               By  Order  of  the  Board  of
Directors,



                                   LORETTA L. RIVERS
                                   Secretary
October 21, 1997

                    ACE*COMM CORPORATION
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George T. Jimenez and Loretta L. Rivers, or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of ACE*COMM Corporation held of record by the undersigned at the close of business on October 3, 1997 at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 19, 1997 at 10:00 am, Eastern Time and at any adjournment or adjournments thereof, upon the matters set forth herein.

 PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK, PLEASE SIGN,
 DATE AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING
                          ENVELOPE

X  Please     If properly executed, the shares represented
   mark       by this proxy will be voted in the manner
   votes as   directed herein by the undersigned
   in         stockholder, or to the extent directions are
   this       not given, such shares will be voted FOR each
   example    of the nominees and each other proposal.

 The Board of Directors recommends a vote "FOR" the nominees listed below and a vote "FOR" Proposals 2, 3 AND 4.

                 1.   ELECTION OF DIRECTORS.
                       Nominees:   Gilbert A. Wetzel
                                  Gary P. Golding
   FOR ALL NOMINEES LISTED       WITHHOLD AUTHORITY FOR
   (EXCEPT AS INDICATED)         ALL NOMINEES LISTED

  To withhold authority to vote for any nominee, write that nominee's name in the space provided.


                                   For     Against  Abstain
2  TO CONSIDER AND ACT UPON A
 .  PROPOSAL TO AMEND THE AMENDED
   AND RESTATED OMNIBUS STOCK
   PLAN

3  TO CONSIDER AND ACT UPON A
 .  PROPOSAL TO AMEND THE AMENDED
   AND RESTATED STOCK OPTION
   PLAN FOR DIRECTORS

4  RATIFICATION OF APPOINTMENT
 .  PRICE WATERHOUSE LLP AS
   INDEPENDENT AUDITORS

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
                         UPON SUCH
 OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
                 ANY ADJOURNMENT THEREOF.

                       MARK HERE FOR
                          ADDRESS
                      CHANGE AND NOTE
                    SUCH CHANGE AT LEFT

Please sign. Persons acting in a fiduciary capacity should so indicate. PLEASE NOTE any change of address and supply any missing Zip Code number.

Signature:                         Date:

Signature:                         Date:

                                                   Exhibit A

                    ACE*COMM CORPORATION
           AMENDED AND RESTATED OMNIBUS STOCK PLAN

1.   Establishment, Purpose and Types of Awards

     ACE*COMM CORPORATION hereby establishes the AMENDED AND RESTATED ACE*COMM CORPORATION OMNIBUS STOCK PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of ACE*COMM CORPORATION (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

       The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), restricted or unrestricted stock awards, phantom stock, performance awards, or any combination of the foregoing (collectively, "Awards").

2.   Definitions

      Under this Plan, except where the context otherwise indicates, the following definitions apply:

      (a) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, or performance award.

      (b) "Board" shall mean the Board of Directors of the Corporation.

     (c) "Change in Control" shall mean (i) any sale, exchange or other disposition of substantially all of the Corporation's assets; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Company is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash or securities of another issuer in exchange for their stock of the Company.

      (d)   "Code" shall mean the Internal Revenue  Code  of
1986, as amended, and any regulations issued thereunder.

      (e) "Committee" shall mean the compensation committee of the Board; provided, however, that in the event all the members of such compensation committee do not constitute both "Non-Employee Directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section
162(m) of the Code, than the term "Committee" shall mean such other committee of two or more Board members appointed by the Board to administer the Plan whose members do constitute both "Non-Employee Directors" within the meaning
of      Rule      16b-3     and,     to      the      extent
that Section 162(m) of the Code is applicable to Awards granted under the Plan, "outside directors" within the meaning of Section 162(m) of the Code.

      (f) "Common Stock" shall mean shares of common stock of the Corporation, par value of $0.01 per share.

      (g)  "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended.

       (h) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

      (i) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

      (j) "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

      (k) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

      (l) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

      (m) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.   Administration

      (a) Procedure. The Plan shall be administered by the Committee.

           The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

           Members of the Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of an Award to him or her.

     (b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

           (i)  determine the eligible persons to whom,
     and the time or times at which Awards shall be granted,

            (ii)   determine the types of Awards to  be
     granted,

           (iii)  determine the number of shares to  be
     covered by or used for reference purposes for each Award,

             (iv)    impose  such  terms,  limitations,
     restrictions and conditions upon any such Award as the Committee shall deem appropriate,

            (v)   modify,  extend or renew  outstanding
     Awards, accept the surrender of outstanding Awards
     and  substitute new Awards, provided that no  such
     action   shall  be  taken  with  respect  to   any
     outstanding Award which would adversely affect the grantee without the grantee's consent,

          (vi)  accelerate or otherwise change the time
     in  which  an  Award may be exercised  or  becomes
     payable  and to waive or accelerate the lapse,  in
     whole  or in part, of any restriction or condition
     with  respect  to such Award, including,  but  not
     limited  to,  any  restriction or  condition  with
     respect  to  the vesting or exercisability  of  an
     Award   following  termination  of  any  grantee's
     employment, and

             (vii)    to   establish   objectives   and
     conditions,  if  any,  for  earning   Awards   and
     determining whether Awards will be paid after the end of a performance period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

       (d)    Limited  Liability.   To  the  maximum  extent
permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

      (e) Indemnification. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.   Shares Available for the Plan; Maximum Awards

     Subject to adjustments as provided in Section 12 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 3,200,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in Section 12 of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Award shall thereafter be shares with respect to which further Awards may be granted under the Plan.

     The maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one calendar year to any one individual shall be limited to 500,000. To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Common Stock subject to the foregoing limit with respect to which the related Award is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.   Participation

      Participation in the Plan shall be open to all employees of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

      Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in
Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.   Stock Options

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock option Awards granted shall be subject to the following terms and conditions.

      (a) Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

      (b) Price. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee; provided, however, that in no event shall the exercise price be less than 100% of the Fair Market Value of the shares on the date the stock option is granted.

      (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, unless otherwise determined by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the stock option. Any fractional share will be paid in cash. The Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options.

      If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

      (d) Terms of Options. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall an incentive stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

      (e) Reload Options. The terms of a stock option may provide for the automatic grant of a new stock option Award when the exercise price of the stock option and/or any related tax withholding obligation is paid by tendering shares of Common Stock. Any stock option Award which would automatically be granted pursuant to this Section 6(e) without any further Committee action may be exercisable for not more than the number of shares tendered to exercise the initial stock option and/or to pay any tax withholding obligation related to such exercise, shall have an exercise price set at the then Fair Market Value of such shares, and shall have a term that does not extend beyond the term of the initial stock option. The Committee may include such a
reload              feature               in               a
stock option Award at the time of the initial grant of the Award or may add such a reload feature to an outstanding stock option Award as the Committee deems desirable; provided, however, that a reload feature shall not be added to any outstanding incentive stock option Award without the consent of the grantee.

       (f)    Restrictions  on  Incentive   Stock   Options.
Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

           (i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

           (ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in
     Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

           (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under
     Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

           (iv) Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

           (v) Designation. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant
     Agreement evidencing such stock option.

      (g) Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.   Stock Appreciation Rights

      (a) Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. The grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by an SAR.

      (b) Restrictions of Tandem SARs. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

      (c)  Amount of Payment Upon Exercise of SARs.  An  SAR
shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement (which shall be determined by the Committee but which shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant of the SAR), times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

     (d) Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the

Committee from time to time. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.    Stock  Awards  (Including Restricted and  Unrestricted
Shares and Phantom Stock)

      (a) Stock Awards, In General. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock Awards to eligible participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in shares of Common Stock or stock-equivalent units ("phantom stock"), and may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time.

     (b) Restricted Shares. Each stock Award shall specify the applicable restrictions, if any, on such shares of Common Stock, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any grantee under the Plan. Share certificates with respect to restricted shares of Common Stock granted pursuant to a stock Award may be issued at the time of grant of the stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such stock Award or, alternatively, the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Committee may provide that the grantee will be entitled to receive any amounts per share pursuant to any dividend or distribution paid by the Corporation on its Common Stock to stockholders of record after grant of the stock Award and prior to the issuance of the share certificates.

      (c) Phantom Stock. The grant of phantom stock units shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, that incorporates the terms of
the       Plan       and       states       the       number
of phantom stock units evidenced thereby and the terms and conditions of such phantom stock units in such form as the Committee may from time to time determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Committee in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders, or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

9.   Performance Awards

      The Committee may in its discretion grant performance Awards which become payable on account of attainment of one or more performance goals established by the Committee. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. Performance goals established by the Committee may be based on the Corporation's operating income or one or more other business criteria selected by the Committee that apply to an individual or group of individuals, a business unit, or the Corporation as a whole, over such performance period as the Committee may designate. The Committee in its discretion may recommend to the Board of Directors of the Corporation that the material terms of any performance Award or program with respect to some or all eligible participants be submitted for approval by the stockholders.

10.  Withholding of Taxes

      The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, unless otherwise determined by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

11.  Transferability

      To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. The Committee shall have sole and absolute discretion to determine whether and to whom an Award granted under the Plan is transferable. Unless otherwise determined by the Committee in accord with the provisions of this Section 11, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

12.  Adjustments; Business Combinations

      In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

      In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following:
(i) acceleration or change of the exercise dates of any Award; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Award; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Award shall become one or more Awards with respect to such other equity securities.

      The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 12) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization),
then                                         notwithstanding
any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, stock appreciation right or restricted stock Award:
(i) each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time up to ten (10) days prior to the effective  date  of  such liquidation and  dissolution;  and
(ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, stock appreciation right or restricted stock Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any restricted stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date.

13.  Termination and Modification of the Plan

       The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

      The  Committee shall be authorized to  make  minor  or
administrative  modifications  to  the  Plan  as   well   as
modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended.

14.  Non-Guarantee of Employment

       Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

15.  Termination of Employment

      For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award,
transfer              of             an             employee
among  the  Corporation  and  the  Corporation's  Parent  or
Subsidiaries  shall  not  be  considered  a  termination  of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

16.  Written Agreement

       Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

17.  Non-Uniform Determinations

       The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

18.  Compliance with Securities Law

      Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee. All certificates for Common Stock delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or Nasdaq System upon which such securities are then listed or quoted, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

19.  No Limit on Other Compensation Arrangements

      Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from
adopting        or        continuing        in        effect
other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

20.  No Trust or Fund Created

      Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

21.  Governing Law

      The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws rules and principles.

22.  Plan Subject to Charter and By-Laws

      This Plan is subject to the Charter and By-Laws of the Corporation, as they may be amended from time to time.

23.  Effective Date; Termination Date

      The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: September 18, 1997

Date Approved by the Shareholders: ___________________

                                                   Exhibit B

                    ACE*COMM CORPORATION

    AMENDED AND RESTATED STOCK OPTION PLAN FOR DIRECTORS
                   (as amended as of 1997)

1.   Purpose

     The purpose of this Amended and Restated Stock Option
Plan for Directors is to advance the interests of ACE*COMM
Corporation by enhancing its ability to attract, retain and motivate members of its Board of Directors who are not employees of the company or any of its subsidiaries by providing for the grant of nonqualified stock options to such members.

2.   Definitions

     For the purposes of this Plan, the following terms shall have the meanings ascribed to them below:

     2.1 "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

     2.2 "Fair Market Value" of a share of Stock of the Company for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and provided further, that in the case of ISOs, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

     2.3  "Company" shall mean ACE*COMM Corporation, a
Maryland corporation.

     2.4 "Common Stock" shall mean shares of the Company's common stock having a par value of $.01 per share, subject to adjustment pursuant to Section 9.

     2.5 "Option" shall mean any option granted under this Plan.

     2.6 "Option Agreement" shall mean the agreement executed by the Company and an Optionee pursuant to Section
5.5 of this Plan.

     2.7 "Option Price" shall mean the purchase price per share of Common Stock subject to an Option.

     2.8 "Optionee" shall mean any person to whom an Option has been granted under this Plan.

     2.9  "Plan" shall mean this Amended and Restated Stock
Option Plan for Directors, as amended from time to time.

     2.10 "Subsidiary" shall mean a corporation in which the Company owns, directly or indirectly, shares of stock representing 50% or more of the outstanding voting power of all classes of stock of such corporation, at the time of the granting of an Option under this Plan.

     2.11 "Change in Control" shall mean (i) any sale, exchange or other disposition of substantially all of the Company's assets; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Company is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash or securities of another issuer in exchange for their stock of the Company.

3.   Participation

     Each member of the Board of the Company who (i) is not an employee of either the Company or any of its Subsidiaries (a "Non-Employee Director") and (ii) is designated to participate under the Plan by the Chairman of the Board of the Company, shall receive Options from time to time in accordance with Section 5 below.

4.   Shares Subject to Plan

     The stock subject to Options granted under this Plan shall be shares of the authorized but unissued shares of Common Stock. The aggregate number of shares of Common Stock which may be issued under the Plan pursuant to the exercise of Options may not exceed 200,000 shares, subject to adjustment as provided in Section 9. In the event that any outstanding Options expire or terminate for any reason, without having been exercised in full, the shares of Common Stock allocable to such unexercised portion shall become available for issuance under other Options under this Plan.

5.   Stock Option Grants

     5.1 Option Shares and Date of Grant. The Company shall grant to each
Non-Employee Director:

          (1) in the case of a Non-Employee Director who is elected (or re-elected) by the stockholders or appointed by the Board to serve as a Director on or after August 1, 1996 and prior to July 1, 1997, an Option to purchase 4,500 shares of Common Stock, multiplied by the number of years for which such Director has then been elected or appointed to serve, which Option shall be granted as of the date on which such Non Employee Director has then been elected, reelected or appointed, as the case may be; and

          (2) in the case of a Non-Employee Director who is elected (or re-elected) by the stockholders or appointed by the Board to serve as a Director on or after July 1, 1997, an Option to purchase 3,000 shares of Common Stock, multiplied by the number of years for which such Director has then been elected or appointed to serve, which Option shall be granted as of the date on which such Director has been elected, reelected or appointed, as the case may be.

     For the purposes of this Section 5.1, the number of years in a Director's term of office shall be rounded to the nearest whole number of years.

     5.2 Option Price. The Option Price shall be equal to the fair market value per share of the Common Stock on the date of grant of the Option.

     5.3 Vesting. Each Option shall be and become exercisable in equal installments of 4,500 shares of Common Stock (or 3,000 shares in the case of Options granted on or after July 1, 1997) upon each successive anniversary of the date on which such Option was granted (the "Vesting Date"), provided that: (i) the Optionee still serves as a Director on such Vesting Date; or (ii) in the event of the expiration or termination of the Optionee's term of office (other than by reason of his or her removal for cause) within 45 days prior to such Vesting Date, such Optionee has served as a Director for at least twelve consecutive months as of the date of the expiration or termination of his or her term of office. All or any part of an exercisable, but unexercised, installment shall be exercisable at any time thereafter, except to the extent the Option has terminated or expired.

     5.4 Expiration. Each Option shall expire and terminate, to the extent not then exercised, upon the earliest of:

          (1) the expiration of five years following the date of grant of such Option; or

          (2) the expiration of six months following the Optionee's death, resignation, or removal as a Director for any reason other than for cause; or

          (3) the removal of the Optionee as a Director for cause.

     5.5 Option Agreement. Promptly after the grant of an Option, the Company and the Optionee shall execute an Option Agreement which incorporates the terms of this Plan and specifies: (i) the Option Price; (ii) the number of shares of Common Stock covered by the Option; and (iii) the other terms and conditions of the Option and its exercise consistent with the terms of this Plan.

6.   Manner of Exercise

     6.1 Manner. To exercise an Option in whole or in part, the Optionee shall give written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares as to which the Option is being exercised, accompanied by payment in full of the Option Price for such shares in cash. Not less than 500 shares may be purchased at any one time unless the number purchased is the total number purchasable under the Option.

     6.2 Preconditions to Exercise. An Option may not be exercised unless and until the Company has effected or obtained compliance with all laws and regulations applicable to the issuance of shares under the Option, including without limitation, federal and state tax and securities laws, to the Company's satisfaction.

7.   No Rights of Stockholder

     No Optionee shall have any of the rights of a stockholder with respect to the shares covered by his or her Option until such shares have been issued to him or her upon the due exercise of the Option.

8.   Non-Transferability of Options

     No Option shall be transferable otherwise than by will or the laws of descent and distribution.

9.   Stock Adjustment

     9.1 Adjustments. In the event of a stock split, stock dividend, reclassification, reorganization, or other capital adjustment of shares of Common Stock of the Company, the number of shares of Common Stock covered by each outstanding Option, and the Option Price per share for each such Option, shall be proportionately adjusted without any change in the aggregate Option Price.

     9.2  Merger, Consolidation, Liquidation, or
Dissolution. In the event of any proposed Change in Control, the Company shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Company are proposed to be delivered in exchange for or with respect to Common Stock of the Company, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

     In the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Option: (i) each holder shall have the right to exercise his Option, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Company may make arrangements with the holders for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Company may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the holder to liability under Section 16(b) of the Exchange Act. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

     9.3 Limitation on Rights of Optionee. Except as expressly provided in Section 9.1 or 9.2 hereof, an Optionee shall have no rights by reason of the issuance of (i) shares of Common Stock of the Company pursuant to this Plan, (ii) shares of preferred stock or Common Stock, (iii) any other security convertible into Common Stock, (iv) or any other equity security, including issuance pursuant to a plan of merger, consolidation, or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to an Option or the Option Price.

     9.4 Rights of Company. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes in its capital or business structure or to participate in a merger, consolidation, or share exchange with another corporation, or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

10.  Term of Plan

     Options may be granted pursuant to the Plan from time to time until July 1, 2000.

11.  Amendment of the Plan

     The Board may amend, revise, suspend or discontinue the Plan, from time to time, provided that no amendments may be made within six months of the last date the Plan was amended by the Board, except as required to comply with ERISA or the Internal Revenue Code, and no amendment may be made without approval of the stockholders, unless such approval is not required to comply with Rule 16b-3 of the Securities Exchange Commission, or any successor provision.

12.  Withholding Taxes

     The Company shall have the right to deduct from any compensation or any other payment of any kind due Optionee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of an Option. In lieu of such deduction, the Company may require the Optionee to make a cash payment to the Company equal to the amount required to be withheld. In the event the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate pursuant to the exercise of any Option until arrangements satisfactory to the Company for such payment have been made.

13.  Miscellaneous

     13.1 Gender. As used herein the masculine gender shall include the feminine as the identity of an Optionee may require.

     13.2 Governing Law. This Plan shall be governed by and construed in accordance with the internal substantive laws of the State of Maryland, without regard to its conflict of laws rules or principles.

     13.3 Headings. The headings in this Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

     13.4 Notices. All notices and other communications made or given pursuant to the Plan shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or to the Company at the principal office of the Company.

                 AMENDED AS OF JULY 1, 1997